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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20594

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 6, 1999

                Date of the Event being reported: July 23, 1999


                           ONLINETRADINGINC.COM CORP.
            (Exact name of registrant as it appears in its charter)


                                    FLORIDA
                 (State or other jurisdiction of incorporation)


         333-75119                                       65-0607815
 (Commission file number)                   (IRS Employer Identification Number)


                       2700 N. Military Trail, Suite 200
                           Boca Raton, Florida 33431
             (Address of Principal Executive Offices and Zip Code)


                                 (561) 995-1010
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         (Former Name or Former Address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On July 23, 1999, onlinetradinginc.com corp. (the "Registrant") entered into an agreement to purchase Newport Discount Brokerage, Inc. ("Newport") for a combination of cash and stock. Closing is contingent upon approval from the NASD and satisfaction of certain conditions contained in the stock purchase agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Exhibit
      Number        Description
      -------       -----------
      1.1           Copy of onlinetradinginc.com corp.'s July 26, 1999 press
                    release regarding the purchase of Newport Discount
                    Brokerage, Inc.


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 1999.


                                              onlinetradinginc.com corp.


                                              /s/  E. Steven zum Tobel
                                              ---------------------------------
                                              E. Steven zum Tobel, President



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                                 EXHIBIT INDEX

         The following Exhibit is hereby filed as part of this Current Report on Form 8-K:


       Exhibit                                                          Page
       Number      Description                                         Number
       ------      -----------                                         ------
       1.1         onlinetradinginc.com corp.'s July 26, 1999            4
                   press release regarding the purchase of Newport
                   Discount Brokerage, Inc.







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